Exhibit 10.29

Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of December 12, 2016 by and among RECRO GAINESVILLE LLC, a Massachusetts limited liability company (the “Borrower”), RECRO PHARMA, INC., a Pennsylvania corporation (“Parent”), RECRO ENTERPRISES, INC., a Delaware corporation (“Recro Enterprises”), RECRO IRELAND LIMITED, an Irish private company limited by shares (“Recro Ireland” and, together with Parent and Recro Enterprises, collectively, the “Grantors”) and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement, dated as of March 7, 2015, as amended by a certain First Amendment to Credit Agreement, dated as of April 10, 2015, a certain Second Amendment to Credit Agreement, dated as of April 27, 2015, a certain Third Amendment to Credit Agreement, dated as of July 9, 2015, a certain Fourth Amendment to Credit Agreement, dated as of August 31, 2015, a certain Fifth Amendment to Credit Agreement, dated as of November 12, 2015, and a certain Sixth Amendment to Credit Agreement, dated as of July 29, 2016 (as so amended, the “Credit Agreement”) and pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Grantors and the Lender entered into a Pledge and Security Agreement, dated as of April 10, 2015, as supplemented on April 10, 2015 and July 31, 2015 (as so supplemented, the “Security Agreement”);

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender, and pursuant to Section 7.3 of the Security Agreement, the Security Agreement may be amended by an instrument in writing signed be each of the Grantors and the Lender; and

WHEREAS, the Borrower, Grantors and the Lender desire to amend certain provisions of the Credit Agreement and the Security Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement, the Security Agreement and the other Loan Documents.

2.	Amendments to Section 1.1 of the Credit Agreement.
a.	Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Credit Agreement, dated as of November 12, 2015, between the Borrower and the Lender.

“Seventh Amendment” means the Seventh Amendment to Credit Agreement, dated as of December 12, 2016, between the Borrower, the Grantors (as defined therein) and the Lender.

“Sixth Amendment” means the Sixth Amendment to Credit Agreement, dated as of July 29, 2016, between the Borrower and the Lender.

“Tablet Investment” means the purchase of certain Tablet Press/Coater equipment and the related facility improvements and capital expenditures to be made in connection therewith in an aggregate amount not to exceed $2,000,000.”

b.	The definition of “Consolidated Total Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following clause after the words “Consolidated Total Debt”:

“(other than Indebtedness permitted by Section 8.2(e)(ii))”

c.

The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting after the phrase “the Fifth Amendment, the Sixth Amendment, the Seventh Amendment,” immediately after the words “the Fourth Amendment,”.

d.	The definition of “Net Casualty Proceeds” in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “Section 8.3(e)” therein with “Section 8.3 (d)”.
3.	Amendment to Section 8.2(e) of the Credit Agreement. Section 8.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)(i) Purchase Money Indebtedness and Capitalized Lease Liabilities not to exceed $500,000 in the aggregate, including of any outstanding Purchase Money Indebtedness and Capitalized Lease Liabilities permitted by Section 8.2(c), and (ii) Indebtedness incurred at any time in connection with the Tablet Investment in an aggregate amount not to exceed $2,000,000 at any time outstanding;”

4.	Amendment to Section 8.3(d) of the Credit Agreement. Section 8.3(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)(i) Liens securing Indebtedness of the Loan Parties and their respective Subsidiaries permitted pursuant to Section 8.2(e)(i) (provided that (x) such Liens shall be created within 180 days of the acquisition of the assets financed with such Indebtedness and (y) such Liens do not at any time encumber any property other than the property so financed), and (ii) Liens securing Indebtedness of the Loan Parties and their respective Subsidiaries permitted pursuant to Section 8.2(e)(ii) (provided that such Liens do not at any time encumber any property other than the property purchased pursuant to the Tablet Investment);”

5.

Amendments to Section 8.4 of the Credit Agreement. Section 8.4(d) of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the references to “$2,000,000” and “$4,000,000”, respectively in such section:

“(excluding any capital expenditures included in the Tablet Investment)”

6.	Amendments to Section 7.5 of the Security Agreement. Section 7.5 is hereby amended and restated in its entirety to read as follows:

“Section 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Following Grantor’s request, Lender hereby agrees to release or subordinate any Lien on any property granted to or held by the Lender under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.3(d) of the Credit Agreement, to the extent reasonably required by such holder. Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder and subject to such Disposition or termination, and in connection with any such Disposition, termination, release or subordination, the Lender will, at the Grantors’ sole expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, release or subordination.”

7.

Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender, the Borrower and Grantors of counterpart signatures of the others to this Amendment duly executed and delivered by each of the Lender, the Borrower and Grantors.

8.

Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

9.

No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement, the Security Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement, the Security Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement, the Security Agreement or the other Loan Documents.

10.

Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY,

AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RECRO GAINESVILLE LLC
as the Borrower

By: /s/ Donna Nichols
Name:  Donna Nichols
Title:  Treasurer

RECRO PHARMA, INC.
as a Grantor

By:  /s/ Gerri Henwood
Name:  Gerri Henwood
Title: President and CEO

RECRO ENTERPRISES, INC.
as a Grantor

By:  /s/ Donna Nichols
Name:  Donna Nichols
Title:  Secretary and Treasurer

RECRO IRELAND LIMITED
as a Grantor

By:  /s/ Gerri Henwood
Name: Gerri Henwood
Title:  President

Signature Page to Seventh Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement

ORBIMED ROYALTY OPPORTUNITIES II, IP,
as the Lender

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By:  /s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Member

Signature Page to Seventh Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement